FIRST AMENDMENT TO PARTICIPATION AGREEMENT
                   ------------------------------------------

          FIRST AMENDMENT TO PARTICIPATION AGREEMENT, dated as of August 7, 2000 (this "Agreement"), to the Participation Agreement dated as of September 2, 1999 (The "Participation Agreement"), among KINDERCARE LEARNING CENTERS, INC., a Delaware corporation (the "Lessee"); THE KINDERCARE REALTY TRUST 1999, a Delaware business trust (the "Trust" or the "Lessor"); THE CHASE MANHATTAN BANK, a New York banking corporation, as agent (in such capacity, the "Agent") for the Lenders; SCOTIABANC INC., as an investor ("Scotiabanc" or an "Investor"); and the Required Lenders.

                              Preliminary Statement
                              ---------------------

          WHEREAS, pursuant to the Participation Agreement, the parties thereto agreed to participate in a transaction in which, among other things, (i) the Lenders agreed to make certain loans to the Lessor pursuant to the Credit Agreement dated as of September 2, 1999 among the Lessor, the Agent and the Lenders; (ii) the Lessor agreed to use the proceeds of the Loans to acquire and construct certain properties; and (iii) the Lessor agreed to lease such properties to Lessee pursuant to the Lease.

          WHEREAS, the Lessee has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Participation Agreement be amended in the manner provided for in this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. (a) General. Terms defined in the Participation Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Participation Agreement. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

          (b) Addition of Definitions. The following defined terms are hereby added to Annex A of the Participation Agreement in appropriate alphabetical order:

               "Non-Pool Property" shall mean each Property which is not a Pool Property.

               "Pool Properties" shall mean the Properties located at the following addresses:

          1.   Center No. 1606, 7113 Wallace Road, Orlando, Florida
          2.   Center No. 1610,1-5 & 1-205, Vancouver, Washington
          3.   Center No. 1613, 425 Sumneytown Pike, North Wales, Pennsylvania
          4.   Center No. 1616, 14050 Central Loop Road, Woodbridge, Virginia
          5.   Center No. 1627, 146-148 Berlin Road, Cromwell, Connecticut
          6.   Center No. 1628, 355 Cumberland Parkway, Mechanicsburg,
               Pennsylvania

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          7.   Center No. 1658, 1717 NE 44th Street, Renton, Washington
          8.   Center No. 1662, 100 Saturn Parkway, Spring Hill, Tennessee
          9.   Center No. 1672, Clarkson & Clayton Road, Ellisville, Missouri
          10.  Center No. 1690, 50-1050 Ernest Barrett Parkway, Marietta,
               Georgia
          11.  Center No. 1661, 303 & 323 Cromwell Avenue, Rocky Hill,
               Connecticut

          and the following properties, when they become Properties:

          12.  Center No. 1632, Route 106 & Garden Lane, Londonderry, New
               Hampshire

          2. Amendment to Section 6.26(j). Section 6.20(j) of the Participation Agreement is hereby deleted and the following inserted in its place:

          "(j) Appraisal. The Agent and the Investor shall have received an Appraisal of each Property being acquired on such Property Closing Date and such Appraisal or Appraisals shall show a value (i) for each Non-Pool Property at least equal to 90.91% of the projected Project Costs for each such Non-Pool Property and (ii) for the Pool Properties collectively at least equal to 90.91 % of the projected Project Costs for such Pool Properties collectively and shall otherwise be in form and substance acceptable to each Lender and Investor and the Lessor, or, in the alternative, (i) (1) if the Property has no Improvements or Improvements which the Lessee intends to completely demolish, an appraisal of the Land only, or (2) if the Property has Improvements which the Lessee intends to renovate, an appraisal of the Land and Improvements, in either case ordered by the Agent, prepared by a reputable independent appraiser reasonably satisfactory to the Agent, which in the judgment of counsel to the Agent, as of the applicable Property Closing Date, complies with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Legal Requirements, showing the value of the Land at least equal to the amount requested or the Requisition with respect to such Land and (ii) a valuation letter, ordered by the Agent, prepared by a reputable independent appraiser reasonably satisfactory to the Agent, of such Property as if improved in accordance with the Plans and Specifications of such Property. The valuation letter shall state the amount of the Projected Completion Value with respect to such Property and an estimate of the value thereof at the end of the Term.

          3. Amendment to Section 6.3(f). Section 6.3(f) of the Participation Agreement is hereby deleted and the following inserted in its place:

          "(a) Appraisal. The Agent and the Investor shall have received an Appraisal of each Property being acquired on such Property Closing Date and such Appraisal or Appraisals shall show a value (i) for each Non-Pool Property at least equal to 90.91% of the projected Project Costs for each such Non-Pool Property and (ii) for the Pool Properties collectively at least equal to 90.91% of the projected Project Costs for such

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     Pool Properties collectively and shall otherwise be in form and substance acceptable to each Lender and the Required Investors.

          4. Amendment to Section 7.2(h). Section 7.7(h) of the Participation Agreement is hereby deleted and the following inserted in its place:

          "(h) Projected Completion Value. The Property Cost of each Improvement on each Non-Pool Property as established by Budget will not exceed an amount equal to one hundred ten percent (110%) of the projected Completion Value with respect to such Improvements. The Property Cost of Improvements on all Pool Properties collectively as established by Budget will not exceed an amount equal to one hundred ten percent (110%) of the Projected Completion Value with respect to such Improvements on all such Pool Properties, collectively."

          5. Payment of Expenses. The Lessee agrees to pay or reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          6. Reference to and Effect on the Operative Agreement; Limited Effect. On and after the date hereof, each reference in the Participation Agreement to "this Agreement", "hereunder", "hereof' or words of like import referring to the Participation Agreement, and each reference in the other Operative Agreements to "the Participation Agreement", "thereunder", "thereof' or words of like import referring to the Participation Agreement, shall mean and be a reference to the Participation Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Operative Agreements, nor constitute a waiver of any provisions of any of the Operative Agreements. Except as expressly amended herein, all of the provisions and covenants of the Participation Agreement and the other Operative Agreements are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          7. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

          8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                       KINDERCARE LEARNING CENTERS, INC.


                                       By: /s/ JOSEPH KEOUGH
                                           -------------------------------------
                                           Name: Joseph Keough
                                           Title: Vice President, Real Estate


                                       THE KINDERCARE REALTY TRUST 1999

                                       By:  WILMINGTON TRUST COMPANY, not
                                            in its individual capacity but
                                            solely as Trustee


                                       By: /s/ JOSEPH B. FEIL
                                           -------------------------------------
                                           Name: Joseph B. Feil
                                           Title: Senior Financial Services
                                                  Officer


                                       SCOTIABANC INC., as an Investor


                                       By: /s/ W.J. BROWN
                                           -------------------------------------
                                           Name: W.J. Brown
                                           Title: Managing Director


                                       Required Lenders:

                                       THE CHASE MANHATTAN BANK, as Agent
                                       and a Lender


                                       By: /s/ KATHRYN A. DUNCAN
                                           -------------------------------------
                                           Name: Kathryn A. Duncan
                                           Title: Vice President


                                       CITICORP USA, INC.


                                       By: /s/ TIMOTHY L. FREEMAN
                                           -------------------------------------
                                           Name: Timothy L. Freeman
                                           Title: Managing Director/SCO


                                       THE BANK OF NOVA SCOTIA


                                       By: /s/ DARYL K. HOGGE
                                           -------------------------------------
                                           Name: Daryl K. Hogge
                                           Title: Director


                                       CREDIT SUISSE FIRST BOSTON


                                       By: /s/ ROBERT HETU
                                           -------------------------------------
                                           Name: Robert Hetu
                                           Title: Vice President


                                       By: /s/ LALITA ADVANI
                                           -------------------------------------
                                           Name: Lalita Advani
                                           Title: Assistant Vice President


                                       FIRSTRUST BANK


                                       By: /s/ KENT NELSON
                                           -------------------------------------
                                           Name: Kent Nelson
                                           Title: VP


                                       BANK OF AMERICA, N.A.


                                       By: /s/ KEVIN C. LEADER
                                           -------------------------------------
                                           Name: Kevin C. Leader
                                           Title: Managing Director